WEITZ FUNDS
(the “Trust”)
Research Fund (WRESX)
(the “Fund”)

Supplement dated May 26, 2017
to the
Summary Prospectus, the Statutory Prospectus and the Statement of Additional Information
each dated December 16, 2016

Proposed Liquidation and Termination of the Fund

The Board of Trustees of the Trust has recently approved a Plan of Liquidation and Termination relating to the Fund pursuant to which the Fund would cease operations and would be liquidated on or about June 30, 2017.  The Board considered the recommendation of Weitz Investment Management, Inc. (“Weitz Investment”), the investment adviser to the Fund, to liquidate the Fund based upon the Fund’s current small asset size and small shareholder base.  After careful consideration of the proposal of Weitz Investment to liquidate the Fund, the Board concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund and cease its operations.

Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of any of the other Weitz Funds offered by the Trust until the effective date of the liquidation.

It is currently anticipated that the Fund will liquidate and cease operations effective as of the close of business on June 30, 2017.  Any shareholders of record holding shares of the Fund on that date will receive a check representing the total net asset value of their proceeds held in the Fund as a final liquidating distribution as of that date.

In connection with carrying out the liquidation, it is expected that in advance of the liquidation date the Fund will depart from its stated investment objective and strategies in order to increase its cash holdings in preparation for effectuating its liquidation.

For shareholders holding their shares in taxable accounts, the liquidation may result in a taxable event.  Shareholders should consult their tax advisers regarding the tax treatment of their shares in the Fund resulting from the liquidation.

Investors should retain this supplement for future reference.